Exhibit 99.1        Section 906 Certification

STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Form 10-Q”) of Eastern Virginia Bankshares (the “Company”), I Joe A. Shearin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	the Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-Q.

By: /s/                                                                                  Date:
      Jose Shearin
      Chief Executive Officer

Exhibit 99.1        Section 906 Certification

STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Form 10-Q”) of Eastern Virginia Bankshares (the “Company”), I Ronald L. Blevins, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-Q.

By: /s/                                                                                  Date: November 13, 2002
      Ronald L. Blevins
      Chief Financial Officer

19